SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 22, 2004



                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                                           22-1697095
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(State or other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


       505 Main Street, P.O. Box 667, Hackensack, New Jersey             07602
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   201-488-6400
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Item 5. Other Events

First Real Estate Investment Trust of New Jersey ("FREIT") through its 75% owned subsidiary, SAndA Commercial Associates LP ("SAndA"), completed the sale of the Olney Town Center ("OTC") in Olney, Maryland on June 22, 2004. The sales price for the property was approximately $28.2 million. SAndA will utilize part of the selling price to repay the approximate $11 million first mortage on OTC. The property was acquired in April 2000 for approximately $15.5 million. SandA will recognize a gain of approximately $13 million from the sale.

SAndA has structured the sale of OTC and the purchase of The Pierre (acquisition completed April 16, 2004) in a manor that qualifies as a like kind exchange of real estate pursuant to Section 1031 or the Internal Revenue Code. This will result in a deferral for income tax purposes of the gain from the sale of OTC.



Disclosure Concerning Forward-Looking Statements
------------------------------------------------
Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.









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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                              FIRST REAL ESTATE INVESTMENT TRUST
                                                                   OF NEW JERSEY

                                              By:  /s/ Robert S. Hekemian
                                                --------------------------------
                                                     Robert S. Hekemian
                                                     Chairman of the Board


DATED: June 24, 2004